Securities Act File No. 2-34552
                                                Securities Act File No. 33-56094

                                  Pilgrim Funds

                         Supplement dated August 6, 1999
                      to the Prospectus dated May 24, 1999
                                     Class Q

Acquisition of Pilgrim Capital Corporation by ReliaStar Financial Corp.

     On July 22, 1999, Pilgrim Capital Corp. (NYSE: PFX), the parent company of Pilgrim Investments, Inc., which is the adviser to the Funds, entered into an agreement under which it will be acquired by ReliaStar Financial Corp. (NYSE:
RLR). ReliaStar Financial Corp. is a Minneapolis-based holding company whose subsidiaries offer individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products and personal finance education. Based on revenues, ReliaStar Financial Corp. is the 8th largest publicly held life insurance holding company in the United States and at March 31, 1999, had $23.2 billion in assets under management and life insurance in force of $304.7 billion. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees and the shareholders of the Pilgrim Funds and certain regulatory approvals. The closing of the acquisition is expected to occur during the fourth quarter of 1999.

     Pilgrim Investments as an organization will survive the transaction. Pilgrim Investments does not currently anticipate that there will be any changes in the personnel primarily responsible for management of the Funds as a result of the acquisition. As a result of the transaction, Pilgrim Investments may get access to the resources and investment expertise of Northstar Investment Management Corporation, an investment adviser that is a subsidiary of ReliaStar.

     Under the provisions of the advisory contracts between the Funds and Pilgrim Investments, those agreements will terminate automatically at the time of the acquisition. As a result, the Board of Directors/Trustees on August 2, 1999 approved new advisory contracts between the Funds and Pilgrim Investments which, subject to shareholder approval, will take effect immediately after the acquisition. The contracts are substantially the same as those currently in effect. A shareholder meeting has been scheduled in November to approve the new agreements.


Pilgrim High Yield Fund II

The proposed reorganization of Pilgrim High Yield Fund II into Pilgrim High Yield Fund that is referenced under "Principal Investment Strategies" has been canceled.